EXHIBIT 99.2

QUARTET MERGER CORP.

FINANCIAL STATEMENTS

FOR THE QUARTER ENDED SEPTEMBER 30, 2014

TABLE OF CONTENTS

Page
Condensed Balance Sheets	2
Condensed Statement of Operations	3
Condensed Statement of Cash Flows	4
Notes to Unaudited Condensed Financial Statements	5-12

Quartet Merger Corp.

Condensed Balance Sheets

	September 30, 2014 (unaudited)	December 31, 2013
ASSETS
Current assets:
Current assets – cash	$8,293	$485,007
Prepaid assets - short term	33,000	46,333
Total current assets	41,293	531,340

Cash and cash equivalents held in trust	98,500,298	98,503,058
Prepaid insurance - long term	2,123	20,616
Total assets	$98,543,714	$99,055,014

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$496,324	$20,141
Total liabilities	496,324	20,141

Commitments
Common Stock, subject to possible conversion (9,169,603 shares at conversion value)	93,491,744	93,491,744

Stockholders’ equity
Preferred stock, $.0001 par value, 1,000,000 authorized, 0 outstanding	-	-
Common stock, $.0001 par value, 15,000,000 authorized, 3,513,522 issued and outstanding (excluding 9,169,603 shares subject to possible conversion)	351	351
Additional paid-in capital	5,608,396	5,608,396
Accumulated deficit	(1,053,101)	(65,618)
Total stockholders’ equity	4,555,646	5,543,129

Total liabilities and stockholders’ equity	$98,543,714	$99,055,014

The accompanying notes are an integral part of these financial statements.

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Quartet Merger Corp.

Condensed Statements of Operations

(unaudited)

	For the three months ended September 30, 2014	For the three months ended September 30, 2013	For the nine months ended September 30, 2014	For the period April 19, 2013 (inception) to September 30, 2013

General and administrative costs	$302,499	$252	$936,058	$815
General and administrative costs - related party	30,000	-	90,000	-
Operating loss	(332,499)	(252)	(1,026,058)	(815)

Other income:
Interest income	3,280	-	38,575	-

Net loss	$(329,219)	$(252)	$(987,483)	$(815)

Weighted average shares outstanding	3,513,522	2,415,000	3,513,522	2,415,000

Basic and diluted net loss per share	$(0.09)	$(0.00)	$(0.28)	$(0.00)

The accompanying notes are an integral part of these condensed financial statements.

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Quartet Merger Corp.

 Condensed Statement of Cash Flows

 (unaudited)

	For the nine months ended September 30, 2014	For the period April 19, 2013 (Inception) to September 30, 2013
Operating Activities
Net loss	$(987,483)	$(815)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on funds held in trust	(38,575)	-
Change in operating assets and liabilities:
Accounts payable	476,183	319
Prepaid assets	31,826	-
Net cash used in operating activities	(518,049)	(496)

Investing Activities
Interest released from trust funds	41,335	-
Net cash provided by investing activities	41,335	-

Financing Activities
Proceeds from sale of common stock to initial stockholders	-	25,000
Proceeds from note payable to shareholder	-	65,000
Deferred costs associated with public offering	-	(70,866)
Net cash provided by financing activities	-	19,134

Net (decrease) increase in cash and cash equivalents	(476,714)	18,638
Cash and cash equivalents, Beginning	485,007	-
Cash and cash equivalents, Ending	$8,293	$18,638

Non-cash Financing Activities
Accrual of deferred offering costs	-	$305,198

The accompanying notes are an integral part of these condensed financial statements.

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Quartet Merger Corp.

Notes to Condensed Financial Statements

Note 1 — Organization, Plan of Business Operations and Liquidity

Quartet Merger Corp. (the “Company”) was incorporated in Delaware on April 19, 2013 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, plan of arrangement, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”).

All activity through September 30, 2014 relates to the Company’s formation, initial public offering and identifying and investigating prospective target businesses with which to consummate a Business Combination.

The Company consummated the Offering of 8,400,000 units (“Units”) on November 1, 2013 generating gross proceeds of $84,000,000 and net proceeds of $80,779,839 after deducting $3,220,161 of transaction costs, which is discussed in Note 3 (“Initial Public Offering”), and $5,425,000 from the private placement (“Private Units”) to the initial stockholders of the Company (“Initial Stockholders”) and the underwriters which is described in Note 4.

On November 1, 2013, the underwriters exercised their over-allotment option and on November 5, 2013, the Company consummated the closing of the over-allotment option (“Overallotment”). The initial public offering and the Overallotment are collectively referred to as the “Offering.” The units sold pursuant to the Overallotment were sold at an offering price of $10.00 per Unit, generating gross proceeds of $12,600,000. In a private placement that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders and the underwriters purchased an additional 65,625 Private Units at $10.00 per unit.

Following the closing of the Overallotment on November 5, 2013, an amount of $98,491,750 (or approximately $10.20 per share sold to the public in the Offering) from the sale of the Units in the Offering and the Private Units is being held in a trust account (“Trust Account”) and may be invested in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and that invest solely in U.S. treasuries or United States bonds, treasuries or notes having a maturity of 180 days or less. The $98,491,750 placed into the Trust Account may not be released until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Chief Executive Officer has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for, or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Up to a maximum of $750,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements. Additionally, any amounts of interest earned on the Trust Account may be released to the Company to pay the Company’s tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide stockholders who acquired common shares in the Offering (“Public Stockholders”) with the opportunity to convert their shares (“Public Shares”) for a pro rata share of the Trust Account. As a result of the requirement that the Company must have at least $5,000,001 of net tangible assets upon the closing of a Business Combination, in the event that stockholders owning approximately 94.9% or more of the common shares sold as part of the Units in the Offering exercise their conversion rights described below, the Business Combination will not be consummated. The Initial Stockholders have agreed that they will vote any shares they then hold in favor of any proposed Business Combination and will waive any conversion rights with respect to these shares and the Private Units pursuant to letter agreements executed on November 1, 2013.

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Quartet Merger Corp.

Notes to Condensed Financial Statements

In connection with any proposed Business Combination, the Company will seek stockholder approval of an initial Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination. If the Company seeks stockholder approval of an initial Business Combination, any Public Stockholder voting either for or against such proposed Business Combination will be entitled to demand that his common shares be converted into a full pro rata portion of the amount then in the Trust Account (initially approximately $10.20 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes). The Rights (discussed in Note 3 – Initial Public Offering) sold as part of the Units will not be entitled to vote on the proposed Business Combination and will have no conversion or liquidation rights. Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation of the Company provides that a Public Stockholder, together with any affiliate or other person with whom such Public Stockholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking conversion rights with respect to an aggregate of more than 20% of the shares of common stock sold in the Offering (but only with respect to the amount over 20% of the shares of common stock sold in the Offering). A “group” will be deemed to exist if Public Stockholders (i) file a Schedule 13D or 13G indicating the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

Pursuant to the Company’s amended and restated certificate of incorporation, if the Company does not consummate a Business Combination by May 1, 2015, or November 1, 2015 if the extension criteria have been satisfied, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares held by the Public Stockholders, at a per-share price, payable in cash, as described below, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay any of its taxes. Holders of Rights will receive no proceeds in connection with the liquidation with respect to such rights. The Initial Stockholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the common stock included in the Private Units.

If the Company is unable to conclude its initial Business Combination and expends all of the net proceeds of the Offering and Overallotment not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for common stock will be approximately $10.20. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s stockholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s common stockholders. Therefore, the actual per-share redemption price may be less than approximately $10.20.

The Company anticipates that in order to fund its working capital requirements, the Company will need to use all of the remaining funds not held in trust, the interest earned on the funds held in the trust account, as well as enter into contingent fee arrangements with its vendors. The Company may need to raise additional capital through loans or additional investments from its Initial Stockholders, officers, directors, or third parties. None of the Initial Stockholders, officers or directors is under any obligation to advance funds to, or to invest in, the Company. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of its business plan, and controlling overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. The Company has no present revenue, and the Company’s cash and working capital as of September 30, 2014 are not sufficient to complete its planned activities for the current year. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

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Quartet Merger Corp.

Notes to Condensed Financial Statements

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) for interim financial information and the instructions to Form 10-Q.  Accordingly, they do not include all of the information and footnotes required by GAAP. In the opinion of management, all adjustments (consisting of normal accruals) considered for a fair presentation have been included.  The Company has evaluated subsequent events through the issuance of this Form 10-Q.  Operating results for the quarter ended September 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014 or any other period. The accompanying consolidated financial statements should be read in conjunction with the Company’s financial statements and notes thereto included in the Company’s annual report filed with the Securities and Exchange Commission on March 31, 2014.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. At September 30, 2014, the Company’s cash was held at one financial institution.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on April 19, 2013, the evaluation was performed for the 2013 tax year, which is the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from April 19, 2013 (inception) through September 30, 2014. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

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Quartet Merger Corp.

Notes to Condensed Financial Statements

Loss Per Share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period, excluding shares of common stock subject to possible conversion and forfeiture.

 Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Financial Accounting Standards Board Update No. 2014-10 – Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation. For public business entities, this update becomes effective for annual reporting periods beginning after December 15, 2014, but early application of the amendments is permitted for any annual reporting period or interim period for which the entity’s financial statements have not yet been issued. The amendments in this Update remove the definition of a development stage entity from the Master Glossary of the Accounting Standards Codification, thereby removing the financial reporting distinction between development stage entities and other reporting entities from U.S. GAAP. In addition, the amendments eliminate the requirements for development stage entities to (1) present inception-to-date information in the statements of income, cash flows, and shareholder equity, (2) label the financial statements as those of a development stage entity, (3) disclose a description of the development stage activities in which the entity is engaged, and (4) disclose in the first year in which the entity is no longer a development stage entity that in prior years it had been in the development stage. The Company has elected to early adopt these standards effective for the period ended June 30, 2014.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed financial statements.

Subsequent Events

Management of the Company evaluated events that have occurred after the balance sheet date of September 30, 2014 but before the condensed financial statements were available to be issued. As described more fully in Note 8, on September 29, 2014, Quartet held a special meeting of its shareholders, in order to vote upon its business combination with Pangaea Logistics Solutions Ltd., now known as Bulk Partners (Bermuda), LTD. and related matters. The resolution to approve the business combination was approved by 92.1% of all shares voted at the meeting and the merger was consummated on October 1, 2014.

Note 3 —Initial Public Offering

On November 1, 2013, the Company sold 8,400,000 Units at a price of $10.00 per Unit in the Offering. Each Unit consists of one share of the Company’s common stock, par value $0.0001, and one right (“Right”). Each Right entitles the holder to receive one-tenth (1/10) of a share of common stock on the consummation of an initial Business Combination. There are no contractual penalties for failure to deliver securities to the holders of the Rights upon consummation of the Company’s initial business combination. Additionally, in no event will the Company be required to net cash settle the Right. In such events, the Rights will be worthless.

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Quartet Merger Corp.

Notes to Condensed Financial Statements

  The Company paid the underwriters in the Offering an underwriting discount of 3.25% ($3,139,500) of the gross proceeds of the Offering, including from the exercise and closing of the over-allotment option. The Company also issued a unit purchase option, for $100, to EarlyBirdCapital, Inc. (“EBC”) and its designees to purchase 420,000 units at an exercise price of $11.75 per unit. The unit purchase option will be exercisable commencing on the later to occur of the consummation of the Company’s initial Business Combination or October 28, 2013 and will expire on October 28, 2018. The units issuable upon exercise of this option are identical to the units sold in the Offering. Accordingly, after the Business Combination, the purchase option will be to purchase 462,000 shares of common stock (which includes 42,000 shares to be issued for the Rights included in the units underlying the purchase option) for the same aggregate purchase price. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimated that the fair value of this unit purchase option at the time of its issuance was approximately $1,146,600, or $2.73 per unit using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriter was estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.37% and (3) expected life of five years. The purchase option may be exercised for cash or on a cashless basis, at the holder’s option, and expires on November 1, 2018. The option and underlying securities have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the date of this prospectus except to any underwriter and selected dealer participating in the offering and their bona fide officers or partners. The option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the date of the Offering with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and securities issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the Company’s recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

Note 4 – Private Units

Simultaneously with the Offering, the Initial Stockholders of the Company and underwriters purchased 542,500 Private Units at $10.00 per unit (for an aggregate purchase price of $5,425,000) from the Company. In a private sale that took place simultaneously with the consummation of the exercise of the over-allotment option, certain of the Initial Stockholders of the Company and the underwriters purchased an additional 65,625 units at $10.00 per unit. All of the proceeds received from these purchases were placed in the Trust Account.

The Private Units are identical to the Units sold in the Offering, except that the holders have agreed (i) to vote the shares of common stock included therein in favor of any proposed Business Combination, (ii) not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to pre-Business Combination activities prior to the consummation of such a Business Combination, (iii) not to convert any shares of common stock included therein into the right to receive cash for the Trust Account in connection with a stockholder vote to approve the proposed initial Business Combination and (iv) that the shares of common stock included therein shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated.

Note 5 — Note Payable and Advances from Related Party

The Company issued a $65,000 principal amount unsecured promissory note to Eric S. Rosenfeld, one of the Company’s Initial Stockholders on June 26, 2013. The note was non-interest bearing and payable on the earlier of June 26, 2014, the consummation of the Offering, or the Company’s determination to not proceed with the Offering. This Note was repaid in full on November 5, 2013.

On October 28, 2013, Eric S. Rosenfeld advanced the Company an aggregate of $70,000 for the payment of offering costs. This amount was repaid in full on November 5, 2013.

Included in accounts payable and accrued expenses are administrative fees and expense reimbursements totaling $52,089.40 due to an affiliate of our Chief Executive Officer. In addition, our Chief Executive Officer, Eric Rosenfeld, paid $36,797 of Delaware franchise taxes on behalf of the Company, which are recorded as accounts payable on the Company’s balance sheet.

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Quartet Merger Corp.

Notes to Condensed Financial Statements

Note 6 —Commitments and Contingencies

The Company presently occupies office space provided by an affiliate of the Company’s Chairman and Chief Executive Officer. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain administrative services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate an aggregate of $10,000 per month for such services commencing on October 28, 2013.

The Company has engaged EBC on a non-exclusive basis, to act as its advisor and investment banker in connection with its initial Business Combination and to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee equal to 3.75% of the gross proceeds of the Offering ($3,622,500) for such services upon the consummation of its initial Business Combination.

 The Initial Stockholders and the holders of the Private Units (or underlying securities) are entitled to registration rights with respect to their Initial Shares and Private Units (or underlying securities) pursuant to agreements signed on October 28, 2013. The holders of the majority of the Initial Shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Private Units (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Note 7 —Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of September 30, 2014, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 15,000,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company, a total of 2,012,500 shares of the Company’s shares of Class A common stock were sold to the Initial Stockholders at a price of approximately $0.01 per share for an aggregate of $25,000.

Effective September 9, 2013, the Company’s Board of Directors authorized a stock dividend of 0.2 shares of Class A common stock for each outstanding share of Class A common stock, resulting in an aggregate of 2,415,000 shares of Class A common stock held by the Initial Stockholders. On October 3, 2013, the Company amended its certificate of incorporation to reclassify its authorized capital into a single class of common stock such that each share of Class A common stock became a share of common stock and to increase the authorized shares of common stock to 15,000,000 shares.

The Initial Stockholders’ 2,415,000 shares (“Initial Shares”) may not be transferred, assigned or sold (except to certain permitted transferees) until, with respect to 50% of the Initial Shares, the earlier of one year after the date of the consummation of an initial business combination and the date on which the closing price of the Company’s common stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial Business Combination and, with respect to the remaining 50% of the Initial Shares, one year after the date of the consummation of an initial Business Combination, or earlier in each case if, subsequent to our initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

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Quartet Merger Corp.

Notes to Condensed Financial Statements

Pursuant to letter agreements executed on October 28, 2013 with the Company and the underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their Initial Shares upon the Company’s redemption of 100% of the outstanding public shares held by the Public Stockholders.

Note 8 —Agreement and Plan of Reorganization/Merger Closing

On April 30, 2014, the Company entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among the Company, Quartet Holdco Ltd., now known as Pangaea Logistics Solutions Ltd., a Bermuda company and wholly-owned subsidiary of the Company (“Holdco”), Quartet Merger Sub, Ltd., a Bermuda company and a wholly-owned subsidiary of Holdco (“Merger Sub”), Pangaea Logistics Solutions Ltd., now known as Bulk Partners (Bermuda), LTD., a Bermuda company (“Bulk Partners”), and the securityholders of Bulk Partners. Upon the consummation of the transactions contemplated by the Merger Agreement, (i) the Company will be merged with and into Holdco, with Holdco surviving the merger (the “Redomestication Merger”) and (ii) Merger Sub will be merged with and into Bulk Partners, with Bulk Partners surviving the merger and becoming the wholly-owned subsidiary of Holdco (the “Mergers”).

Under the merger agreement, the Bulk Partners securityholders will receive: (i) 28,431,372 common shares of Holdco; (ii) up to $10,000,000 in cash or alternatively, at the option of the holders, up to an additional 980,392 common shares; (iii) an additional number of net income shares to be issued upon and subject to Bulk Partners achieving certain net income targets described below following the mergers; and (iv) an additional number of cancellation shares to be issued based on the number of Quartet public stockholders that seek conversion of their public shares into a pro rata portion of Quartet’s trust account, as described below.

The Bulk Partners securityholders will be entitled to receive additional payments of Holdco shares based on Bulk Partners’ achievement of specified net income targets in the fiscal years ending December 31, 2014, 2015 and 2016. The following table sets forth the net income targets and the number of Holdco shares issuable to the Bulk Partners securityholders upon the achievement of such targets:

Year ending December 31,	Net Income Target	Number of Holdco Shares
2014	27,300,000	3,431,373
2015	34,000,000	1,960,784
2016	41,000,000	1,960,784

Additionally, if holders of more than 15% of the Quartet public shares seek conversion, the Bulk Partners securityholders will be issued up to an additional 1,932,000 cancellation shares of Holdco, based on the number of public shares that are actually converted. In turn, the Quartet initial stockholders have agreed that they will contribute to the capital of Quartet immediately prior to the consummation of the redomestication merger, for no additional consideration, a like number of shares of Quartet common stock as is equal to the number of cancellation shares to be issued to the Bulk Partners securityholders.

The Bulk Partners securityholders will not be able to sell any of the common shares of Holdco that they receive as a result of the mergers (subject to limited exceptions) until (A) with respect to 50% of such shares, the earlier of (i) the date on which the closing price of the Holdco common shares exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of the mergers and (ii) the day preceding the day that is twelve months after the consummation of the acquisition and (B) with respect to the remaining 50% of such shares, the day preceding the day that is twelve months after the consummation of the mergers. Each Bulk Partners securityholder will be required to enter into a lock-up agreement to such effect as a condition to exchanging their capital stock of Bulk Partners for the Holdco common shares in connection with the transaction merger. These lock-up provisions are substantively identical to the restrictions on transfer imposed on the Quartet initial stockholders.

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Quartet Merger Corp.

Notes to Condensed Financial Statements

To provide a fund for payment to Holdco with respect to its post-closing rights to indemnification under the merger agreement for breaches of representations and warranties and covenants by Bulk Partners and its securityholders, there will be placed in escrow (with an independent escrow agent) an aggregate of 1,100,000 of the common shares of Holdco issuable to the Bulk Partners securityholders at closing. The aggregate liability for indemnification will not exceed the shares held in escrow. Other than with respect to actual fraud or intentional or willful misrepresentation or omission, Holdco’s rights to indemnification will be its sole remedy with respect to any and all claims for money damages arising out of or relating to the merger agreement.

On September 29, 2014, Quartet held a special meeting in lieu of an annual meeting of stockholders (the “Special Meeting”), at which the Quartet stockholders considered and adopted, among other matters, the Merger Agreement. On October 1, 2014, the parties consummated the Mergers.

At the Special Meeting, holders of 8,840,014 shares of Quartet common stock sold in its initial public offering (“public shares”) exercised their rights to convert those shares to cash at a conversion price of approximately $10.20 per share, or an aggregate of approximately $90,139,132.

In connection with the transactions, Quartet entered into agreements with certain third parties pursuant to which such parties agreed to accept payment for certain amounts owed to them in shares of Holdco, resulting in the issuance of an aggregate of 415,309 common shares of Holdco.

Upon the closing, the former securityholders of Quartet were issued an aggregate of 3,130,861 common shares of Holdco, including 1,026,812 common shares of Holdco issued in exchange for Quartet’s then outstanding rights. Additionally, 420,000 unit purchase options of Quartet were converted into 123,356 common shares of Holdco. Holdco registered these securities for issuance on a Registration Statement on Form S-4 (No. 333-195910), which was declared effective by the Commission on August 12, 2014.

  As consideration for their Bulk Partners securities at closing, the Bulk Partners securityholders received an aggregate of 29,411,765 common shares of Holdco and 1,739,062 common shares issued based on the number of Quartet public shares converted into cash at the Special Meeting.

After giving effect to the Mergers, as of the date of this filing, there are 34,696,997 common shares of Holdco outstanding. Upon the closing, Quartet’s common stock, rights and units ceased trading and Holdco’s common shares began trading on the Nasdaq Capital Market under the symbol “PANL.”

As noted above, the conversion price for holders of public shares electing conversion was paid out of Quartet’s trust account, which had a balance immediately prior to the closing of approximately $8,361,166. Of the remaining funds in the trust account: (i) approximately $4,684,875 was used (or is being reserved) to pay transaction expenses and (ii) the balance of approximately $3,676,291 was released to Bulk Partners to be used for working capital purposes.

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